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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 20, 2000
                                                -------------------------------


                                Multex.com, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                     333-75121              22-3253344
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


100 William Street, 6th Floor, New York, New York                 10038
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (212) 859-9800
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 2    ACQUISITION OF ASSETS
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     On March 20, 2000, Multex.com, Inc. ("the Registrant") acquired Sage
Online, Inc., a Pennsylvania corporation ("Sage"), pursuant to a merger whereby the Registrant issued an aggregate of 354,183 shares of Registrant's common stock and $6,000,000 in cash in exchange for the common stock and options of Sage outstanding immediately prior to the consummation of the transaction. A copy of the Agreement and Plan of Reorganization is attached hereto as Exhibit
                                                                       -------
2.1 and incorporated herein by reference.  The amount of such consideration was
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determined based upon arm's-length negotiations between Multex.com and Sage.
The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

          A copy of the press release issued by the Registrant on March 14, 2000 concerning the foregoing transaction is attached hereto as Exhibit 20.1, and
                                                           ------------
incorporated herein by reference.


Item 7     FINANCIAL STATEMENTS AND EXHIBITS
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      (a)  Financial Statements of Business Acquired.
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      To be filed subsequent to this report.

      (c)  Exhibits.  The following documents are filed as exhibits to this
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report:

           2.1 Agreement and Plan of Reorganization dated as of March 13, 2000 by and among Multex.com, Inc., Multex A Acquisition Corp., Sage Online, Inc., and the shareholders of Sage Online, Inc.

           20.1 Press Release of Registrant, dated March 14, 2000, announcing the execution of the Agreement and Plan of Reorganization.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTEX.COM, INC.

                                    /s/  Isaak Karaev
                                    --------------------------------
Date: April 5, 2000                 Isaak Karaev
                                    Chairman and Chief Executive Officer




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                                 Exhibit Index
                                 -------------


          Exhibit

            2.1 Agreement and Plan of Reorganization dated as of March 13, 2000 by and among Multex.com, Inc., Multex A Acquisition Corp., Sage Online, Inc., and the shareholders of Sage Online, Inc.

            20.1 Press Release of Registrant, dated March 14, 2000, announcing the execution of the Agreement and Plan of Reorganization.

                                       4